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                                                              EXHIBIT 10(n)(xii)

SILICON VALLEY BANK LOGO

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:    CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:     10394 PACIFIC CENTER COURT
             SAN DIEGO, CALIFORNIA  92121

DATE:        NOVEMBER 22, 1995

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 28, 1995, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. CERTAIN FOREIGN SHARE CERTIFICATES. The Loan Agreement required, among other things, that Borrower effect the pledge to Silicon of the shares of Clinalfa AG and CalbiochemNovabiochem Pty Ltd. (collectively, the "Shares"). Borrower has been unable to provide the Shares to Silicon and has requested that it have until December 5, 1995 to do so, and Silicon is willing to agree to such request. Accordingly, it is agreed that Borrower shall have until December 5, 1995 in order to deliver the Shares to Silicon.

         2. MODIFICATION TO DEBT SERVICE COVENANT. The Debt Service financial covenant as set forth in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1) is hereby deleted and replaced with the following:

     "DEBT SERVICE RATIO:  Parent shall maintain a Debt Service Ratio (as referred to below) of 1.65 to 1 as of the end of
                            each fiscal quarter."

         3. FEE. Borrower shall pay to Silicon a fee in the amount of $500 in connection with this Amendment, which fee shall be in addition to all interest and all other amounts payable hereunder, and which shall not be refundable.

         4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations

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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
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and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                               SILICON:

   CALBIOCHEM-NOVABIOCHEM                  SILICON VALLEY BANK
   CORPORATION

                                           BY /s/ Rita Pirkl
                                              ---------------------------------
                                           TITLE VP
                                                 ------------------------------

   BY /s/ James G. Stewart
      ------------------------------
         PRESIDENT OR VICE PRESIDENT

   BY /s/ Arthur E. Roke
      ------------------------------
        SECRETARY OR ASS'T SECRETARY

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